Investor Presentation 1st Quarter, 2024 NASDAQ: IBTX Exhibit 99.1

NASDAQ: IBTX 2 Safe Harbor Statement The numbers as of and for the quarter ended December 31, 2023 are unaudited. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“IBTX”). Words such as "aim," “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” "guidance," “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward- looking statements. These forward-looking statements are based on IBTX’s current expectations and assumptions regarding IBTX’s business, the economy, and other future conditions. Because forward- looking statements relate to future results and occurrences, they are subject to inherent uncertainties, assumptions, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could materialize or IBTX’s underlying assumptions could prove incorrect and affect IBTX’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others, effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to the operations and business of IBTX relating thereto, and the impact of business, economic and political conditions in the markets in which IBTX operates. Except to the extent required by applicable law or regulation, IBTX disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding IBTX and additional factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, June 30, 2023 and September 30, 2023 and its other filings with the Securities and Exchange Commission.

NASDAQ: IBTX 3 Safe Harbor Statement (cont.) Non-GAAP Financial Measures In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. These measures and ratios include “adjusted net income,” “tangible book value,” “tangible book value per common share,” “adjusted efficiency ratio,” “tangible common equity to tangible assets,” “return on tangible common equity,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on tangible common equity,” “adjusted earnings per share,” “adjusted diluted earnings per share,” “adjusted net interest margin,” “adjusted net interest income,” “adjusted noninterest expenses” and “adjusted noninterest income” and are supplemental measures that are not required by, or are not presented in accordance with, accounting principles generally accepted in the United States. We believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however we acknowledge that our financial measures have a number of limitations relative to GAAP financial measures. Certain non-GAAP financial measures exclude items of income, expenditures, expenses, assets, or liabilities, including provisions for credit losses and the effect of goodwill, other intangible assets and income from accretion on acquired loans arising from purchase accounting adjustments, that we believe cause certain aspects of our results of operations or financial condition to be not indicative of our primary operating results. All of these items significantly impact our financial statements. Additionally, the items that we exclude in our adjustments are not necessarily consistent with the items that our peers may exclude from their results of operations and key financial measures and therefore may limit the comparability of similarly named financial measures and ratios. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures is included at the end of this presentation.

NASDAQ: IBTX 4 Overview – Community bank holding company with $19.0 billion in assets and 91 financial centers across Texas and Colorado. – Innately conservative credit culture with a demonstrated history of maintaining resilient asset quality through previous downturns. – Highly granular loan portfolio with a small average credit size and low hold limits. – Loan growth driven by regional community banking: loans made to relationship borrowers across our footprint in Texas and Colorado. – Large insider ownership aligns shareholder interests with day-to-day management and decision-making. – Disciplined growth both organically and through strategic acquisitions.

5 Company Snapshot HEADQUARTERS McKinney, TX 91 BRANCHES 1,517 EMPLOYEES FOUNDED IN 1988 Denver, CO Independent Bank Group, Inc. NASDAQ: IBTX Financial Highlights as of and for the Quarter Ended December 31, 2023 Balance Sheet Highlights ($ millions) Total Assets $ 19,035 Loans Held for Investment, Excluding Mortgage Warehouse 14,161 Mortgage Warehouse Loans 550 Total Deposits 15,723 Total Stockholders’ Equity 2,403 Profitability Metrics 1 Adjusted EPS $ 0.62 Adjusted ROAA 0.54 % Adjusted ROTCE 7.79 Adjusted Efficiency Ratio 67.96 Asset Quality Metrics 2 NPAs / Assets 0.32 % NPLs / Loans Held for Investment 0.37 NCOs (Annualized) 0.01 Capital Ratios Tier 1 Capital / RWA 9.93 % Total Capital / RWA 11.57 TCE / Tangible Assets 7.55 Tier 1 Capital / Avg. Assets 8.94 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 2Nonperforming assets, which consist of nonperforming loans, OREO and other repossessed assets, totaled $61,404. Nonperforming loans, which consist of nonaccrual loans and loans delinquent 90 days and still accruing interest totaled $51,800.

NASDAQ: IBTX 6 Strong, Diverse Markets Dallas/Ft. Worth – North Texas 39 Branches Our company was founded in North Texas in 1988, and we have since built a large presence in the Dallas/Fort Worth MSA – one of the fastest-growing MSAs in the country, and one of the strongest markets in Texas. Dallas/Fort Worth boasts a diverse economy that has benefited from a continued boom of corporate relocation activity to business-friendly Texas. Greater Houston 13 Branches The Greater Houston MSA serves for a regional center for international trade, energy and manufacturing. The city is regularly ranked as one of the most diverse cities in the United States, and is the home to numerous universities as well as a thriving medical industry. Austin – Central Texas 8 Branches This market includes the tech hub of Austin, Texas, which U.S. News & World Report rated the No. 1 best place to live in the United States in its 2019 ranking. The market boasts a growing wave of corporate expansions by tech firms into the Austin market, as well as a thriving public sector presence. Denver – Colorado Front Range 31 Branches The Colorado Front Range is one of the strongest and fastest-growing areas of the country. In the 2019 U.S. News & World Report ranking of the best places to live in the United States, Denver came in at No. 2, and Colorado Springs came in at No. 3. The confluence of a diverse economy and strong quality of life indicators has drawn a deep talent pool that helps position the Colorado Front Range for continued growth. Experienced Leadership Team Michael B. Hobbs President & Chief Operating Officer 29 years in financial services; Joined the company in 2019 with the acquisition of Guaranty Bank & Trust, where he served as President. James P. Tippit Corporate Responsibility 19 years in financial services; 13 years at the company. John G. Turpen Chief Risk Officer 23 years in financial services; 3 years at the Company David R. Brooks Chairman & CEO Founder – led the investor group that acquired Independent Bank in 1988. Paul B. Langdale Chief Financial Officer 14 years in financial services; 5 years at the company. Daniel W. Brooks Vice Chairman 42 years in financial services; 36 years at the company.

NASDAQ: IBTX 7 $2,164 $4,133 $5,055 $5,853 $8,684 $9,850 $14,958 $17,753 $18,733 $18,258 $19,035 Assets Acquired in Fiscal Year 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Demonstrated Record of Healthy Growth IPO Date: April 3, 2013 Entered Houston Market Entered Colorado Market – Established history of growing assets both organically and through strategic acquisitions. – Demonstrated expertise in integrating M&A transactions, adding $9.7 billion in acquired assets since our IPO. – Track record of building scalable platforms for future growth. Note: Acquired assets includes impact of purchase accounting. Growth in Total Assets ($ in millions) CAGR Since 2013 (Organic): 25.3% CAGR Since 2013 (Total): 24.3%

NASDAQ: IBTX 8 3.03% 3.43% 2.91% 2.36% 1.83% 1.44% 1.49% 1.50% 0.91% 0.68% 0.64% 0.76% 0.53% 0.41% 0.54% 4.41% 4.15% 4.11% 3.36% 2.67% 2.07% 1.71% 1.57% 1.31% 1.12% 0.98% 1.22% 0.94% 0.80% 0.87% 1.62% 1.89% 1.14% 0.81% 0.53% 0.32% 0.37% 0.39% 0.24% 0.16% 0.24% 0.44% 0.49% 0.29% 0.37% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 1.22% 1.05% 0.74% 0.40% 0.19% 0.11% 0.16% 0.28% 0.18% 0.18% 0.16% 0.26% 0.05% 0.05% 0.13% 2.67% 2.67% 1.64% 1.12% 0.70% 0.49% 0.43% 0.46% 0.48% 0.46% 0.49% 0.49% 0.24% 0.26% 0.50% 0.21% 0.31% 0.11% 0.06% 0.09% 0.03% 0.02% 0.12% 0.01% 0.06% 0.07% 0.05% 0.06% 0.04% 0.01% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD Historically Strong Credit Culture NPLs / LHFI (1) NCOs / Average Total Loans Source: S&P Capital IQ. Note: Financial data as of and for the YTD period ended December 31, 2023. (1) LHFI excludes mortgage warehouse purchase loans.

NASDAQ: IBTX 9 Focus on Performance and Results 1. Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. $4.46 $4.67 $5.21 $4.70 $1.04 $5.08 $4.87 $5.24 $5.02 $3.29 EPS (2) Adjusted EPS (1) 2019 2020 2021 2022 2023 53.01% 48.79% 51.30% 56.82% 86.44% 45.95% 46.04% 51.04% 54.20% 63.26% Efficiency Ratio Adjusted Efficiency Ratio (1) 2019 2020 2021 2022 2023 16.55% 14.93% 15.38% 14.23% 3.30% 18.85% 15.58% 15.46% 15.20% 10.37% ROTCE Adjusted ROTCE (1) 2019 2020 2021 2022 2023 1.32% 1.23% 1.21% 1.09% 0.23% 1.51% 1.28% 1.22% 1.16% 0.73% ROAA Adjusted ROAA (1) 2019 2020 2021 2022 2023 Earnings Per Share (Diluted) Efficiency Ratio Return on Tangible Common EquityReturn on Average Assets

NASDAQ: IBTX 10 Annual Dividend Per Share $0.40 $0.54 $1.00 $1.05 $1.32 $1.52 $1.52 2017 2018 2019 2020 2021 2022 2023 $23.76 $27.44 $28.99 $33.23 $35.25 $32.25 $32.90 20 17 20 18 20 19 20 20 20 21 20 22 20 23 0 5 10 15 20 25 30 35 Delivering Shareholder Value 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Tangible Book Value Per Share1 ($) We have focused on growing tangible book value per share since our IPO. Recently, tangible book value has been impacted by AOCI, stock repurchases, and litigation settlement expense. We have returned capital to our shareholders through our quarterly dividend and by repurchasing our company’s common stock. Our significant insider ownership helps ensure that shareholder interests are well-represented both at the board table and on a day-to-day basis inside the company.

2023 Q4 Balance Sheet Details

NASDAQ: IBTX 12 Non-Owner Occupied CRE 78.7% Owner Occupied CRE 21.3% CRE 56.3% Mortgage Warehouse 3.7% 1-4 Family 11.5% 1-4 Family Construction 3.5% Consumer 0.5% C&I 15.4% Agricultural 0.7% Construction & Development 8.4% North Texas 35.6% Central Texas 13.0% Houston 25.1% Colorado 26.3% As of December 31, 2023: $14,161 Million LHFI 1 $550 Million Mortgage Warehouse 0.37% NPLs/LHFI 0.01% NCOs/Avg. Total Loans 2023 Q4 Annualized 293.17% Allowance/NPLs LOANS BY REGION (12/31/2023) LOAN COMPOSITION (12/31/2023) 1 LHFI excludes mortgage warehouse purchase loans. Loan Portfolio Overview 5.61% 2023 YTD Loan Yield

NASDAQ: IBTX 13 Land/Land Development 31.8% CRE Construction 40.3% SFR Construction 27.9% Retail 20.4% Office/ Warehouse 11.7% Industrial 6.0% Hotel/Motel 1.0% Multifamily 37.2% Healthcare 4.2% Misc. CRE 19.5% Construction & Development CRE CONSTRUCTION PORTFOLIO LOANS > $500 THOUSAND (12/31/2023) C&D PORTFOLIO LOANS > $500 THOUSAND (12/31/2023) As of December 31, 2023: $1.7 Billion C&D Portfolio Size 87% C&D / Bank Regulatory Capital 97.5% Loans in IBTX Markets1 (Texas and Colorado) $2.2 Million Average Loan Size1 676 C&D Loans1 34.2% Owner Occupied C&D Loans1 1Loans > $500 thousand

NASDAQ: IBTX 14 Multifamily 12.2% Office and Office Warehouse 18.6% Retail 30.4% Hotel/Motel 4.5% Industrial 11.5% Daycare/School 2.7% Healthcare 4.6% Church 1.5% Convenience Store 3.5% Mini Storage 1.3% Restaurant 1.9% Miscellaneous 3.8% Mixed Use (Non-Retail) 0.7% Dealerships 1.0% RV & Mobile Home Parks 1.8% Commercial Real Estate CRE COMPOSITION (12/31/2023) As of December 31, 2023: $8.3 Billion CRE Loans $33.1 Million Largest CRE Loan Size $1.9 Million Average CRE Loan Size 21.3% Owner Occupied

NASDAQ: IBTX 15 Retail CRE & C&D As of December 31, 2023: $2.7 Billion Retail Loan Portfolio Size $31.3 Million Largest Retail Loan 1,077 Total Retail Loans 88.7% Loans in IBTX Markets (Texas and Colorado) $2.5 Million Average Loan Size 147 Number of Loans >$5MM $10.2 Million Avg. Size of Loans >$5MM Strip Center 67.3% Big Box 1.1% Mixed Use 19.0% Free Standing / Single Tenant 12.6% RETAIL CRE & C&D COMPOSITION LOANS > $500 THOUSAND 12/31/2023

NASDAQ: IBTX 16 Office Non-Owner Occupied 51.4% Office Owner Occupied 16.0% Office/Warehouse Non- Owner Occupied 21.1% Office/Warehouse Owner Occupied 11.5% Office CRE & C&D As of December 31, 2023: $1.6 Billion Total Office CRE $23.0 Million Largest Office Loan $1.3 Million Average Loan Size 27.5% Owner Occupied 32.6% Office/Warehouse OFFICE CRE & C&D COMPOSITION 12/31/2023

NASDAQ: IBTX 17 Hotel Loans by Property Location 47.3% 37.6% 15.1% Texas Colorado Other Hotel & Motel Hotel Loans by Type 98.4% 1.6% CRE Construction & Development As of December 31, 2023: $381.5 Million Hotel & Motel Loan Portfolio Size $5.7 Million Average Loan Size 51.6% Average LTV We maintain a granular book of hotel loans in our markets, the majority of which are branded, limited/select service properties in our core markets across Texas and Colorado. Hotel Loans by Product Type 18.0% 75.7% 6.3% Full Service Brand Limited/Selected Service Brand Boutique/Independent

NASDAQ: IBTX 18 Energy Lending As of December 31, 2023: $621.9 Million Size of Energy Portfolio 99.2% / 0.8% E&P Loans / Services Loans 1.5% Energy Reserve / Energy Loans 4.4% Energy Loans / Total LHFI $ in millions Energy by Type (1) $617.1 $4.8 E&P Services (1) Energy assets are well-diversified by basin across the United States.

NASDAQ: IBTX 19 Year Ending $(9,000) $4,490 $4,130 $7,420 $5,187 $1,103 Provision expense Net charge-offs (recoveries) 2021 2022 2023 Quarter Ending $2,833 $90 $220 $340 $3,480 $808 $1,216 $(886) $437 $336 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $ in Thousands 19 Provision & Charge-offs 0.01% 0.01%0.02% (0.03)%0.04% NCOs / Avg. Total Loans (1) (1) Quarterly metrics are annualized. 0.01%0.04%0.06%

NASDAQ: IBTX 20 Securities Portfolio INVESTMENT PORTFOLIO COMPOSITION 12/31/2023 HTM24.9% 75.1% CRA —% Agency Securities 22.0% Tax-Exempt Municipals 22.3% Mortgage- Backed Securities 40.0% Taxable Municipals 1.8% U.S. Treasury Securities 11.9% Corporates 2.0% 54.8% 45.2% HTM AFS HTM AFS As of December 31, 2023: 2.40% QTD Yield 7.17 Duration in Years 9.5% of Total Assets $1.6 Billion AFS Portfolio Size $205.2 Million HTM Portfolio Size

NASDAQ: IBTX 21 (3) Average rate for total deposits 21 Deposit Mix, Uninsured Deposits & Pricing DEPOSIT MIX 12/31/2023 DEPOSIT GROWTH VS. AVERAGE RATE $ in Millions ($ in Millions) Total Ratio (1) Uninsured Deposits $ 6,325 40.2 % Adjusted Uninsured Deposits (2) 4,572 29.1 UNINSURED DEPOSITS 12/31/2023 (1) Calculated as a % of total deposits (2) Excludes $1,753M of fully collateralized preferred deposits in the public funds portfolio QTD Q4 2023 average rate for interest-bearing deposits: 3.87% Total cost of deposits QTD (3) Q4 2023: 2.96% Period Ending $11,941 $14,399 $15,554 $15,121 $15,723 1.08% 0.59% 0.29% 0.52% 2.40% Deposits Average YTD Rate (3) 2019 2020 2021 2022 2023 Noninterest- Bearing Demand 22.5% Interest-Bearing Checking 24.6% Public Funds 12.9% Savings 3.4% Money Market 11.0% Brokered CDs 10.6% CDs < $100k 3.1% CDs > $100k 11.5% IRAs 0.4%

NASDAQ: IBTX 22 22 Funding Vertical Trends $3,594 $7,479 $2,193 $330 $1,745 $275 $3,461 $7,609 $2,503 $311 $1,839 $350 September 30, 2023 December 31, 2023 Branch Deposits - Non-Interest Bearing Branch Deposits - Interest Bearing Brokered Deposits Non-Brokered Specialty Treasury Deposits Public Funds FHLB Advances $ in Millions

NASDAQ: IBTX 23 Consolidated Capital (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Period Ending 9.76% 10.33% 11.12% 10.09% 9.70% 9.78% 9.86% 9.58% 9.32% 9.12% 8.80% 9.49% 9.01% 8.92% 9.09% 8.94% 11.83% 13.32% 13.67% 12.35% 11.88% 11.95% 11.89% 11.57% 8.98% 8.60% 8.53% 7.72% 7.31% 7.37% 7.35% 7.55% 10.19% 10.74% 11.52% 10.45% 10.05% 10.13% 10.21% 9.93% Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets 12/31/19 12/31/20 12/31/21 12/31/22 2023 Q1 2023 Q2 2023 Q3 2023 Q4

2023 Q4 Results

NASDAQ: IBTX 25 2023 Q4 Results 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. GAAP $0.36 EPS $14.9 Million Net Income 0.31% Return on Average Assets 2.51% Return on Average Equity 11.57% Total Capital Ratio 8.94% Leverage Ratio Non-GAAP1 $0.62 Adj. EPS $25.5 Million Adj. Net Income 0.54% Adj. Return on Average Assets 4.32% Adj. Return on Average Equity 7.79% Adjusted Return on Tangible Equity 7.55% TCE Highlights • Organic loan growth of 11.0% annualized for the quarter • Resilient credit metrics with nonperforming assets of 0.32% of total assets and net charge-offs of 0.01% annualized for the quarter • Grew book value per share by $1.71 to $58.20 and tangible book value per share by $1.79 to $32.90 • Stable loan to deposit ratio of 93.6% at quarter-end • Capital levels remain healthy, with ratios well above the standards to be considered well-capitalized under regulatory requirements, with an estimated total capital ratio of 11.57%, leverage ratio of 8.94%, and (non-GAAP) tangible common equity (TCE) ratio of 7.55%

NASDAQ: IBTX 26 2023 Q4 Selected Financials $ in thousands, except per share data As of and for the Quarter Ended Selected Balance Sheet Data December 31, 2023 September 30, 2023 December 31, 2022 Total Assets $19,035,102 $18,519,872 $18,258,414 LHFI, Excluding Mortgage Warehouse Loans1 14,160,853 13,781,102 13,597,264 Mortgage Warehouse Loans 549,689 442,302 312,099 Total Deposits 15,723,035 15,340,969 15,121,417 Total Borrowings (Other Than Junior Subordinated Debentures) 621,821 546,666 567,066 Total Stockholders’ Equity 2,402,593 2,332,098 2,385,383 Selected Earnings and Profitability Data Net Interest Income $106,305 $109,049 $141,787 Net Interest Margin 2.49% 2.60% 3.49 % Noninterest Income $10,614 $13,646 $11,227 Noninterest Expense 95,125 81,334 98,774 Net Income 14,859 32,775 40,754 Adjusted Net Income 2 25,509 32,624 49,433 Basic EPS 0.36 0.79 0.99 Adjusted Basic EPS 2 0.62 0.79 1.20 Diluted EPS 0.36 0.79 0.99 Adjusted Diluted EPS 2 0.62 0.79 1.20 Return on Average Assets 0.31% 0.70% 0.90 % Adjusted Return on Average Assets 2 0.54 0.70 1.09 1 LHFI excludes mortgage warehouse purchase loans. 2 Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

27 Contact Information NASDAQ: IBTX Investors & Analysts For more information, please contact: Paul B. Langdale Executive Vice President Chief Financial Officer (972) 562-9004 Email – Paul.Langdale@ifinancial.com

Appendix: Non-GAAP Reconciliation

APPENDIX
Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Quarterly Periods

($ in thousands except per share data)		As of and for the Quarter Ended December 31, 2023	September 30, 2023	December 31, 2022
Net Interest Income - Reported	(a)	$106,305	$109,049	$141,787
Provision Expense - Reported	(b)	3,480	340	2,833
Noninterest Income - Reported	(c)	10,614	13,646	11,227
Loss on sale of loans		—	7	343
Loss on sale of other real estate		1,797	—	—
Loss on sale and disposal of premises and equipment		22	56	184
Recoveries on loans charged off prior to acquisition		(64)	(279)	(36)
Adjusted Noninterest Income	(d)	12,369	13,430	11,718
Noninterest Expense - Reported	(e)	95,125	81,334	98,774
Separation expense [1]		—	—	(7,131)
OREO impairment		(3,015)	—	—
FDIC special assessment		(8,329)	—	—
Impairment of assets		—	—	(3,286)
Acquisition expense [2]		(27)	(27)	(40)
Adjusted Noninterest Expense	(f)	83,754	81,307	88,317
Income Tax Expense - Reported	(g)	3,455	8,246	10,653
Net Income - Reported	(a) - (b) + (c) - (e) - (g) = (h)	14,859	32,775	40,754
Adjusted Net Income [3]	(a) - (b) + (d) - (f) = (i)	$25,509	$32,624	$49,433
Average shares for basic EPS	(j)	41,283,041	41,284,964	41,193,716
Average shares for diluted EPS	(k)	41,388,564	41,381,034	41,285,383
Reported Basic EPS	(h) / (j)	$0.36	$0.79	$0.99
Reported Diluted EPS	(h) / (k)	$0.36	0.79	0.99
Adjusted Basic EPS	(i) / (j)	0.62	0.79	1.20
Adjusted Diluted EPS	(i) / (k)	0.62	0.79	1.20
EFFICIENCY RATIO				
Amortization of other intangible assets	(l)	$3,106	$3,111	$3,111
Reported Efficiency Ratio	(e - l) / (a + c)	78.70%	63.75%	62.52%
Adjusted Efficiency Ratio	(f - l) / (a + d)	67.96	63.84	55.51
PROFITABILITY [4]				
Total Average Assets	(m)	$18,815,342	$18,520,600	$17,994,131
Total Average Stockholders Common Equity	(n)	2,344,652	2,360,175	2,359,637
Total Average Tangible Common Equity [5]	(o)	1,299,026	1,311,417	1,301,558
Reported Return on Average Assets	(h) / (m)	0.31%	0.70%	0.90%
Reported Return on Average Common Equity	(h) / (n)	2.51	5.51	6.85
Reported Return on Average Common Tangible Equity	(h) / (o)	4.54	9.92	12.42
Adjusted Return on Average Assets [6]	(i) / (m)	0.54	0.70	1.09
Adjusted Return on Average Common Equity [6]	(i) / (n)	4.32	5.48	8.31
Adjusted Return on Tangible Common Equity [6]	(i) / (o)	7.79	9.87	15.07

(1) Separation expenses include severance and accelerated vesting expense for stock awards related to the separation of certain employees. The quarter ended December 31, 2022 reflects a reduction in workforce due to the restructuring of certain departments and business lines.
(2) Acquisition expenses includes compensation related expenses for equity awards granted at acquisition.
(3) Assumes an adjusted effective tax rate of 18.9%, 20.1% and 20.7%, respectively.
(4) Quarterly metrics are annualized.
(5) Excludes average balance of goodwill and net other intangible assets.
(6) Calculated using adjusted net income.

29

APPENDIX

Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Annual Periods

($ in thousands except per share data)		For the Year Ended December 31, 2023	2022	2021	2020	2019
Net Interest Income - Reported	(a)	$456,883	$558,208	$520,322	$516,446	$504,757
Unexpected income recognized on credit impaired acquired loans [1]		—	—	—	(3,209)	(5,120)
Adjusted Net Interest Income	(b)	456,883	558,208	520,322	513,237	499,637
Provision Expense - Reported	(c)	4,130	4,490	(9,000)	42,993	14,805
Noninterest Income - Reported	(d)	51,109	51,466	66,517	85,063	78,176
Loss (gain) on sale of loans		14	1,844	(56)	(356)	(6,779)
Gain on sale of branch		—	—	—	—	(1,549)
Gain on sale of trust business		—	—	—	—	(1,319)
Loss (gain) on sale of other real estate		1,797	—	(63)	36	(875)
Gain on sale of securities available for sale		—	—	(13)	(382)	(275)
(Gain) loss on sale and disposal of premises and equipment		(323)	494	304	(370)	585
Recoveries on loans charged off prior to acquisition		(473)	(192)	(381)	(4,312)	(2,101)
Adjusted Noninterest Income	(e)	52,124	53,612	66,308	79,679	65,863
Noninterest Expense - Reported	(f)	451,544	358,889	313,606	306,134	321,864
Separation expense [2]		—	(11,046)	—	—	(3,421)
Litigation Settlement		(102,500)	—	—	—	—
Economic development employee incentive grant		—	1,000	—	—	—
OREO impairment		(5,215)	—	—	(784)	(1,801)
FDIC special assessment		(8,329)	—	—	—	—
Impairment of assets		(955)	(4,442)	(124)	(462)	(1,173)
COVID-19 expense [3]		—	—	(614)	(1,915)	—
Acquisition expense [4]		(107)	(300)	(900)	(17,294)	(42,744)
Adjusted Noninterest Expense	(g)	334,438	344,101	311,968	285,679	272,725
Income Tax Expense - Reported	(h)	9,117	250,785	57,483	51,173	53,528
Net Income - Reported	(a) - (c) + (d) - (f) - (h) = (i)	$43,201	$267,719	$224,750	$201,209	$192,736
Adjusted Net Income [5]	(b) - (c) + (e) - (g) = (j)	$135,942	$209,747	$225,893	$210,017	$219,582
Average shares for basic EPS	(k)	41,268,134	41,710,829	43,070,452	43,116,965	43,245,418
Average shares for diluted EPS	(l)	41,362,543	41,794,088	43,129,237	43,116,965	43,245,418
Reported Basic EPS	(i) / (k)	$1.05	$4.71	$5.22	$4.67	$4.46
Reported Diluted EPS	(i) / (l)	$1.04	$4.70	$5.21	$4.67	$4.46
Adjusted Basic EPS	(j) / (k)	$3.29	$5.03	$5.24	$4.87	$5.08
Adjusted Diluted EPS	(j) / (l)	$3.29	$5.02	$5.24	$4.87	$5.08
EFFICIENCY RATIO						
Amortization of other intangible assets	(m)	$12,439	$12,491	$12,580	$12,671	$12,880
Reported Efficiency Ratio	(f - m) / (a + d)	86.44%	56.82%	51.30%	48.79%	53.01%
Adjusted Efficiency Ratio	(g - m) / (b + e)	63.26%	54.20%	51.04%	46.04%	45.95%
PROFITABILITY						
Total Average Assets	(n)	$18,555,748	$18,009,090	$18,558,168	$16,357,736	$14,555,315
Total Average Stockholders Common Equity	(o)	$2,361,267	$2,442,315	$2,536,658	$2,435,474	$2,267,103
Total Average Tangible Common Equity [6]	(p)	$1,311,000	$1,379,603	$1,461,400	$1,347,584	$1,164,915
Reported Return on Average Assets	(i) / (n)	0.23%	1.09%	1.21%	1.23%	1.32%
Reported Return on Average Common Equity	(i) / (o)	1.83%	8.04%	8.86%	8.26%	8.50%
Reported Return on Average Common Tangible Equity	(i) / (p)	3.30%	14.23%	15.38%	14.93%	16.55%
Adjusted Return on Average Assets [7]	(j) / (n)	0.73%	1.16%	1.22%	1.28%	1.51%
Adjusted Return on Average Common Equity [7]	(j) / (o)	5.76%	8.59%	8.91%	8.62%	9.69%
Adjusted Return on Tangible Common Equity [7]	(j) / (p)	10.37%	15.20%	15.46%	15.58%	18.85%

(1) This is not applicable starting in 2021 under the adoption of CECL.
(2) Separation expenses include severance and accelerated vesting expense for stock awards related to the separation of executive officers or certain employees. The year ended December 31, 2022 reflects a reduction in workforce due to the restructuring of certain departments and business lines.
(3) COVID-19 expense includes expenses for COVID testing kits, vaccination incentive bonuses, and personal protection and cleaning supplies.
(4) Acquisition expenses includes compensation related expenses for equity awards granted at acquisition and 2019 - 2020 also includes legal, accounting and advisory services, as well as data processing conversion costs and contract termination costs related to acquisition of other banks.
(5) Assumes an adjusted effective tax rate of 20.2%, 20.3%, 20.4%, 20.5% and 21.0%, respectively.
(6) Excludes average balance of goodwill and net other intangible assets and preferred stock.
(7) Calculated using adjusted net income.

30

31 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Quarterly Periods ($ in thousands, except per share information) December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 Tangible Common Equity Total common stockholders equity $2,402,593 $2,332,098 $2,353,042 $2,350,857 $2,385,383 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (50,560) (53,666) (56,777) (59,888) (62,999) Tangible Common Equity $1,358,012 $1,284,411 $1,302,244 $1,296,948 $1,328,363 Tangible Assets Total Assets $19,035,102 $18,519,872 $18,719,802 $18,798,354 $18,258,414 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (50,560) (53,666) (56,777) (59,888) (62,999) Tangible Assets $17,990,521 $17,472,185 $17,669,004 $17,744,445 $17,201,394 Common shares outstanding 41,281,919 41,284,003 41,279,460 41,281,904 41,190,677 Tangible Common Equity To Tangible Assets 7.55% 7.35% 7.37% 7.31% 7.72% Book value per common share $58.20 $56.49 $57.00 $56.95 $57.91 Tangible book value per common share $32.90 $31.11 $31.55 $31.42 $32.25

APPENDIX
Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Annual Periods

($ in thousands, except per share information)	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Tangible Common Equity							
Total common stockholders equity	$2,402,593	$2,385,383	$2,576,650	$2,515,371	$2,339,773	$1,606,433	$1,336,018
Adjustments:							
Goodwill	(994,021)	(994,021)	(994,021)	(994,021)	(994,021)	(721,797)	(621,458)
Other intangible assets, net	(50,560)	(62,999)	(75,490)	(88,070)	(100,741)	(45,042)	(43,244)
Tangible Common Equity	**$1,358,012**	**$1,328,363**	**$1,507,139**	**$1,433,280**	**$1,245,011**	**$839,594**	**$671,316**
Tangible Assets							
Total Assets	$19,035,102	$18,258,414	$18,732,648	$17,753,476	$14,958,207	$9,849,965	$8,684,463
Adjustments:							
Goodwill	(994,021)	(994,021)	(994,021)	(994,021)	(994,021)	(721,797)	(621,458)
Other intangible assets, net	(50,560)	(62,999)	(75,490)	(88,070)	(100,741)	(45,042)	(43,244)
Tangible Assets	**$17,990,521**	**$17,201,394**	**$17,663,137**	**$16,671,385**	**$13,863,445**	**$9,083,126**	**$8,019,761**
Common shares outstanding	41,281,919	41,190,677	42,756,234	43,137,104	42,950,228	30,600,582	28,254,893
Tangible Common Equity To Tangible Assets	**7.55%**	**7.72%**	**8.53%**	**8.60%**	**8.98%**	**9.24%**	**8.37%**
Book value per common share	$58.20	$57.91	$60.26	$58.31	$54.48	$52.50	$47.28
Tangible book value per common share	**$32.90**	**$32.25**	**$35.25**	**$33.23**	**$28.99**	**$27.44**	**$23.76**

32